THIS WARRANT AND THE SHARES OF SERIES B PREFERRED STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION IS AVAILABLE AND AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER IS DELIVERED TO SUCH EFFECT.

       Void after 5:00 p.m. New York, New York Time, on August 5, 2002.


                              WARRANT TO PURCHASE
                                   SHARES OF
                           SERIES B PREFERRED STOCK

                                       OF

                                  CDNOW, INC.


     This is to certify that, FOR VALUE RECEIVED, Grotech Capital Group IV, L.L.C. or its registered assigns pursuant to Section (d) hereof ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from CDNOW, INC., a Pennsylvania corporation (the "Company"), up to 18,349 fully paid, validly issued and nonassessable shares of Series B Convertible Preferred Stock, no par value per share (the "Series B Preferred Stock"), at the exercise price of $5.45 per share until August 5, 2002. The number of shares of Series B Preferred Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Series B Preferred Stock are subject to adjustment from time to time as hereinafter set forth. The shares of Series B Preferred Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares," and the exercise price for a share of Series B Preferred Stock, as adjusted from time to time, is hereinafter sometimes referred to as the "Exercise Price." In the event the outstanding shares of Series B Preferred Stock are automatically converted into shares of the Company's Common Stock in accordance with the terms of the Series B Preferred Stock as set forth in the Company's Amended and Restated Articles of Incorporation, as amended on August 5, 1997 ("Articles"), this Warrant shall immediately become exercisable for shares of the Company's Common Stock on terms identical to those applicable to the Series B Preferred Stock.

     (a)   EXERCISE OF WARRANT; NOTIFICATION OF EXPIRATION DATE OF WARRANT.  The
           ---------------------------------------------------------------
Warrant may be exercised in whole or in part at any time or from time to time, until 5:00 P.M. New York, New York Time on August 5, 2002 (the "Expiration Date"), provided, however, that if such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day. The Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the purchase form annexed hereto duly executed (with signature guaranteed if required by the Company or, if any, its stock transfer agent) and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form and any applicable taxes. The purchase price for any Warrant Shares purchased pursuant to the exercise of this Warrant shall be paid in full upon such exercise in cash or by certified or bank check or by cancellation by the Holder of indebtedness or other debt obligations of the Company to the Holder. Alternatively, this Warrant may be exchanged for Warrant Shares as described in Section (k) hereof. As soon as practicable after each such exercise of this Warrant, but not later than seven (7) business days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or the Holder's designee (subject to the terms of this Warrant). If the Warrant should be exercised in part only, the Company shall, upon surrender of the Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of the Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, together with the exercise price thereof and taxes as aforesaid in cash or certified or bank check and the investment letter described below, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be physically delivered to the Holder. Each stock certificate so delivered shall be in such denomination as may be reasonably requested by the Holder hereof and shall be registered in the name of the Holder or such other name as shall be designated by the Holder (subject to the terms of this Warrant). The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates and new Warrants, pursuant to this Section (a), except that, in case such stock certificates shall be registered in a name or names other than the name of the Holder of this Warrant, funds sufficient to pay all stock transfer taxes which shall be payable upon the execution and delivery of such stock certificate or certificates shall be paid by the Holder hereof to the Company.

     In order to assure the availability of an exemption from registration under the federal or applicable state securities laws, the Company may condition the exercise of the Warrant upon the Holder delivering to the Company an investment letter in the form as customarily used by the Company from time to time in connection with the exercise of unregistered options and warrants issued by the Company. It is further understood that certificates for the Warrant Shares, if any, to be issued upon exercise of the Warrant may contain a restrictive legend in accordance with Section (j) hereof.

     Notwithstanding anything herein to the contrary, the Company shall use reasonable efforts to mail to the original Holder, by certified mail, return receipt requested, notice of the Expiration Date of this Warrant, no later than 15 days prior to the Expiration Date.

     (b)   RESERVATION OF SHARES.  The Company shall at all times reserve for
           ---------------------
issuance and/or delivery upon exercise of this Warrant such number of shares of its Series B Preferred Stock as shall be required for issuance and delivery upon exercise of this Warrant. If any shares of the Series B Preferred Stock are or become listed on any national securities exchange or The Nasdaq Stock Market, the Company shall also list the Warrant Shares, as the case may be, on such exchange or system, as the case may be, subject to notice of issuance.

     (c)   FRACTIONAL SHARES. Fractional shares or scrip representing fractional
           -----------------
shares may be issued upon the exercise of this Warrant. Alternatively, the Company may, at its option, with respect to any fraction of a share issuable upon any exercise hereof, pay to the Holder an amount in cash equal to such fraction multiplied by the greater of (i) the initial Exercise Price per share or (ii) the current market value of the shares of the Company's Series B Preferred Stock. The current market value of a share of Series B Preferred
Stock (or shares of Common Stock into which the Series B Preferred Stock may be converted) shall be determined as follows:

           (1) If the Series B Preferred Stock (or shares of Common Stock into which the Series B Preferred Stock may be converted) is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on The Nasdaq Stock Market, the current market value shall be the last reported sale price of the Series B Preferred Stock (or shares of Common Stock into which the Series B Preferred Stock may be converted) on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system;

           (2) If the Series B Preferred Stock (or shares of Common Stock into which the Series B Preferred Stock may be converted) is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices for the Series B Preferred Stock (or shares of Common Stock into which the Series B Preferred Stock may be converted) reported by the National Quotation Bureau, Inc., on the last business day prior to the date of the exercise of this Warrant; or

           (3) If the Series B Preferred Stock (or shares of Common Stock into which the Series B Preferred Stock may be converted) is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount reasonably determined by the Board of Directors of the Company.

     (d)   EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is
           -------------------------------------------------
exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other warrants of different denomination (which may be reasonably requested by the Holder) entitling the Holder thereof to purchase in the aggregate the same number of shares of Series B Preferred Stock purchasable hereunder. Subject to Section (j) hereof, the Holder may transfer or assign this Warrant, in whole or in part and from time to time. In addition to the rights of the Holder set forth in this Warrant, the Holder has additional registration and other rights pursuant to the Investors' Rights Agreement described in Section (1) hereof. To effect a transfer of such registration rights, certain notice and assumption obligations are imposed by the Investors' Rights Agreement. Upon surrender by the Holder of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed (with signature guaranteed, if required by the Company or its stock transfer agent) and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee or assignees named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided into or combined with other Warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged, and the term "Holder" includes any subsequent holder or holders of this Warrant or any warrant for which this Warrant is exchanged or into which it is divided. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction, of reasonable satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor, date and amount. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not the original Warrant shall be at any time enforceable by anyone.

     (e)   RIGHTS OF THE HOLDER.  Subject to the provisions of Section (1), the
           --------------------
Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity (including, without limitation, any rights to dividends) and the rights of the Holder with respect to the shares of Series B Preferred Stock purchasable pursuant to this Warrant are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

     (f)   ANTI-DILUTION PROVISIONS.  So long as this Warrant shall be
           ------------------------
outstanding, the Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

           (1) In case the Company shall: (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock; (ii) issue shares of Common Stock or securities convertible into Common Stock (other than shares of Common Stock issued upon: (A) the conversion of outstanding shares of Series B Preferred Stock, (B) the exercise of warrants to purchase Common Stock outstanding prior to July 15, 1997, or (C) the exercise of any option granted or hereafter granted to any officer, director, employee, agent or consultant of the Company pursuant to a stock option plan approved by a majority of the independent directors of the Company's Board of Directors) for consideration less than the Exercise Price of this Warrant on the date of issuance of such shares of Common Stock; (iii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares; or (iv) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the Exercise Price in effect at the time of the record date for such dividend or distribution, the issuance of such shares of Common Stock or the effective date of such subdivision, combination or reclassification (such dividend or distribution, issuance of securities, subdivision, combination or reclassification, collectively a "Dilution Event") shall be proportionately adjusted as of the effective date of such Dilution Event by multiplying such Exercise Price by a fraction, the denominator of which shall be the outstanding number of shares of Common Stock determined on a fully-diluted basis immediately following such event and the numerator of which shall be the outstanding number of shares of Common Stock determined on a fully-diluted basis immediately prior thereto plus, in the case of an adjustment pursuant to clause (ii), the number of shares of Common Stock that would be purchasable at the Exercise Price for the consideration being paid for the shares being issued. Such adjustment shall be made successively whenever any Dilution Event shall occur.

           (2) Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to subsection (1) above, the number of Warrant Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to the Dilution Event by the Exercise Price in effect immediately prior to the Dilution Event and dividing the product so obtained by the Exercise Price, as adjusted pursuant to subsection (1).

           (3) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least $.05 in such price; provided, however, that any adjustments which by reason of this Section (f)(3) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder.

           (4) Each computation required by this Section (f) for purposes of determining whether the Exercise Price shall be adjusted shall be performed by the Company's Chief Financial Officer or Controller and shall be reasonably acceptable to the Holder.

           (5) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice (certified as correct by the Company's Chief Financial Officer or Controller) setting forth the adjusted Exercise Price and adjusted number of Warrant Shares issuable upon exercise of this Warrant to be mailed to the Holder, at its address appearing in the Company's Warrant Register, and shall cause a certified copy thereof to be mailed to its transfer agent, if any.

           (6) All calculations under this Section (f) shall be made to the nearest cent or to the nearest Warrant Share, as the case may be.

           (7) In the event that, as a result of application of Section (i) of this Warrant, this Warrant shall become exercisable for securities other than the Series B Preferred Stock, thereafter the number of shares of Series B Preferred Stock receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section (f).

           (8) Irrespective of any adjustments in the Exercise Price or the number or kind of Warrant Shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant initially issued.

           (9) The adjustment provisions set forth in this Section (f) are intended to preserve the relative equity interest in the Company which the Holder is permitted to acquire upon conversion of this Warrant into securities of the Company. The parties hereby acknowledge and agree that, assuming no changes are made to the conversion rights of the holders of Series B Preferred Stock (the "Series B Conversion Rights") as set forth and described in the Articles, the provisions relating to adjustment of the exercise price and the number and kind of securities purchasable upon exercise of the Warrant contained in this Section (f) (the "Antidilution Provisions") shall be deemed to apply to distributions, issuances, subdivisions, reclassifications or other changes with respect to the Series B Preferred Stock, but not to distributions, issuances, subdivisions, reclassifications or other changes with respect to the Company's Common Stock and that, in particular, in the application of this Section (f)(1) respecting the occurrence of a Dilution Event, the term "Series B Preferred Stock" shall in each instance be substituted for the term "Common Stock." In the event that any change to the Series B Conversion Rights is made which affects the conversion rights of the Series B Preferred Stock, the parties agree that the Antidilution Provisions shall be deemed to apply to distributions, issuances, subdivisions, reclassifications or other changes with respect to both the Company's Series B Preferred stock and Common Stock. In no event shall both the provisions of this Section (f) and the Articles be applied concurrently to effect an increase in the relative equity interest in the Company of the holder of this Warrant over the amount of increase which would have occurred if the Holder had acquired shares of Series B Preferred Stock rather than the Warrant on August 5, 1997.

     (g)   OFFICER'S CERTIFICATE.  Whenever the Exercise Price shall be adjusted
           ---------------------
as required by the provisions of the foregoing, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, a certificate of the Company's Chief Financial Officer or Controller showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Series B Preferred Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder or any holder of this Warrant, and the Company shall, forthwith after each such adjustment, mail, by certified mail, a copy of such certificate to the Holder or any such holder.

     (h)   NOTICES TO WARRANT HOLDERS.  So long as this Warrant shall be
           --------------------------
outstanding, (i) if the Company shall declare any dividend or make any distribution upon the Common Stock, or (ii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder of this Warrant, at least 10 days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or offer for subscription or purchase, or (y) such reorganization, reclassification, consolidation, merger, sale, lease, transfer, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of the Common Stock or other capital stock of the Company shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

     (i)   RECLASSIFICATION, REORGANIZATION OR MERGER.  In case of any
           ------------------------------------------
reclassification, conversion or capital reorganization of outstanding shares of either the Series B Preferred Stock or the Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which merger the Company is the continuing corporation and which does not result in any reclassification or capital reorganization of outstanding shares of Series B Preferred Stock of the series issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company substantially as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification or capital reorganization and consolidation, merger, sale or conveyance which would have been deliverable to the Holder of this Warrant on the effective date of the reclassification, reorganization or merger had the Holder exercised the Warrant immediately prior to the event described in this Section (i). Any such provision shall include provision for subsequent adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (i) shall similarly apply to successive reclassifications or capital reorganizations of shares of either the Series B Preferred Stock or the Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Series B Preferred Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Series B Preferred Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Section (f)(1) hereof.

     (j)   SECURITIES LAW COMPLIANCE
           -------------------------

           (1) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell, transfer, assign or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the "Act"), or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Series B Preferred Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

           (2) If deemed necessary by counsel to the Company, this Warrant, and all Warrant Shares issued upon exercise hereof shall be stamped or imprinted with legends setting forth the restrictions on transfer arising under applicable federal and state securities laws.

     (k)   RIGHT TO CONVERT WARRANT INTO SERIES B PREFERRED STOCK.
           ------------------------------------------------------

           (1)   Right to Convert.  As an alternative to payment of the Exercise
                 ----------------
           Price in cash, the Holder shall have the right, at any time and from time to time, to convert this Warrant into shares of Series B Preferred Stock (the "Conversion Right"). Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Exercise Price or of any other cash or other consideration) that number of shares of Series B Preferred Stock equal to the quotient obtained by dividing (x) the value of this Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price in effect immediately prior to the exercise of the Conversion Right from the aggregate fair market value of the shares of Series B Preferred Stock issuable upon exercise of this Warrant immediately prior to the exercise of the Conversion Right) by (y) the fair market value of one share of Series B Preferred Stock immediately prior to the exercise of the Conversion Right. For purposes hereof, the fair market value of a share of Series B Preferred Stock shall be the greater of (i) a price per share of Series B Preferred Stock equal to the initial Exercise Price or (ii) the current market value of the shares of the Company's Series B Preferred Stock. The current market value of a share of Series B Preferred Stock shall be determined as follows:

                 (a) If the Series B Preferred Stock (or shares of Common Stock into which the Series B Preferred Stock may be converted) is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on The Nasdaq Stock Market, the current market value shall be the last reported sale price of the Series B Preferred Stock (or shares of Common Stock into which the Series B Preferred Stock may be converted) on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system;

                 (b) If the Series B Preferred Stock (or shares of Common Stock into which the Series B Preferred Stock may be converted) is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices for the Series B Preferred Stock (or shares of Common Stock into which the Series B Preferred Stock may be converted) reported by the National Quotation Bureau, Inc., on the last business day prior to the date of the exercise of this Warrant; or

                 (c) If the Series B Preferred Stock (or shares of Common Stock into which the Series B Preferred Stock may be converted) is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount reasonably determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

           (2)   Method of Exercise.  The Conversion Right may be exercised by
                 ------------------
           the Holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right. Certificates for the shares of Series B Preferred Stock issuable upon exercise of the Conversion Right shall be delivered to the Holder within five (5) days following the Company's receipt of this Warrant together with the aforesaid written statement.

     (l)   ADDITIONAL RIGHTS OF THE HOLDER.  So long as this Warrant shall be
           -------------------------------
outstanding, the Holder shall be entitled to (i) registration, co-sale and similar rights with respect to the shares of Series B Preferred Stock purchasable hereunder and (ii) the receipt of various financial and related information from the Company, each to the same extent as those purchasers purchasing shares of the Company's Series B Preferred Stock pursuant to the Stock Purchase Agreement, as amended as of August 4, 1997 and the Investors' Rights Agreement dated as of July 15, 1997 by and between the Company, the purchasers listed therein and the other parties thereto.

     (m)   REPRESENTATION OF HOLDER.
           ------------------------

           (i) The Holder hereby represents and warrants to the Company that it has substantial knowledge, skill and experience in making investment decisions of the type represented by this Warrant and the Warrant Shares, it is capable of evaluating the risk of its investment in this Warrant and the Warrant Shares and is able to bear the economic risk of such investment, including the risk of losing the entire investment, that it is acquiring this Warrant and the Warrant Shares for its own account, and that this Warrant and the Warrant Shares are being acquired by it for investment and not with a present view to any distribution thereof in violation of applicable securities law. If the Holder should in the future decide to dispose of any of this Warrant and the Warrant Shares, it is understood that it may do so only in compliance with the Act and applicable state securities laws. The Holder represents and warrants that it is an "accredited investor" as defined in Rule 501(a) under the Act.

           (ii) The Holder understands that (i) this Warrant and the Warrant Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration requirements of the Act,
           (ii) this Warrant and the Warrant Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Act and applicable state securities laws or is exempt from such registrations (and evidence satisfactory to the Company is provided by such Holder of the availability of such exemptions, including the delivery to the Company of opinions of counsel to such Holder, which opinions and counsel is satisfactory to the Company), and (iii) this Warrant and the Warrant Shares may bear a legend to such effect.

     (n)   AMENDMENTS.  Neither the Warrant nor any term hereof may be changed,
           ----------
waived, discharged or terminated without the prior written consent of the Holder.

     (o)   NO IMPAIRMENT.  The Company will not avoid or seek to avoid the
           -------------
observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of any Holder.

     (p)   GOVERNING LAW.  This Agreement shall be governed by and construed
           -------------
under the laws of the State of Maryland.

     (q)   NOTICES.  All notices and other communications required or permitted
           -------
hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, addressed (a) if to the Holder, to Grotech Partners IV, L.P. 9690 Deereco Road, Timonium, Maryland 21093, Attention: Patrick J. Kerins, Managing Director, or (b) if to the Company, to CDnow, Inc., 610 Old York Road, Suite 300, Jenkintown, Pennsylvania 19046, Attention: Jason Olim, President, or at such other address as the Company shall have furnished to the Holder in writing.

     IN WITNESS WHEREOF, CDnow, Inc. has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: _______________, 1997

                                            CDNOW, INC.



                                            By: /s/ Jason Olim
                                            Name: Jason Olim
                                            Title: President

                                 PURCHASE FORM
                                 -------------

                                                      Dated  _____________, 19__


     The undersigned hereby irrevocably elects to exercise its rights pursuant to this Warrant to the extent of purchasing ___________ shares of Series B Preferred Stock of CDnow, Inc., and hereby makes payment of $_________________, in cash or in satisfaction of indebtedness, in payment of the exercise price thereof.

     The undersigned hereby irrevocably elects to exercise its rights pursuant to this Warrant to the extent of purchasing ____ shares of Series B Preferred Stock and hereby authorizes you to deliver such shares of Series B Preferred Stock for sale to ______________, and to retain from the proceeds of such sale $_________________, in cash, in payment of the exercise price thereof and to remit to the undersigned the balance of such proceeds.


                        --------------------------------


                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name
--------------------------------------------------------------------------------
                  (Please typewrite or print in block letters)

Address
       -------------------------------------------------------------------------
Signature
         -----------------------------------------------------------------------

                                ASSIGNMENT FORM
                                ---------------


     FOR VALUE RECEIVED, ________________________________ hereby sells, assigns and transfers unto

Name
    ----------------------------------------------------------------------------
                  (Please typewrite or print in block letters)

Address
       -------------------------------------------------------------------------

the right to purchase Series B Preferred Stock of CDnow, Inc. (the "Company"), represented by this Warrant to the extent of _________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _______________________________ as Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date _____________, 19__

Signature
          ------------------------------